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             [GRAPHIC OMITTED] GKM
                                   GKM FUNDS





                                GKM GROWTH FUND

              FOR INVESTORS SEEKING LONG TERM CAPITAL APPRECIATION






                                   PROSPECTUS

                                DECEMBER 1, 2006

                        For information or assistance in
                        opening an account, please call:
                                 (888) GKM-9518
                                 (888) 456-9518

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS
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RISK RETURN SUMMARY .......................................................  3
FEES AND EXPENSES OF THE FUND .............................................  6
GENERAL ...................................................................  6
HOW TO BUY SHARES .........................................................  7
HOW TO REDEEM SHARES ......................................................  9
DETERMINATION OF NET ASSET VALUE .......................................... 11
DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................ 12
MANAGEMENT OF THE FUND .................................................... 12
FINANCIAL HIGHLIGHTS ...................................................... 14
PRIVACY POLICY ............................................................ 15
FOR MORE INFORMATION .............................................. BACK COVER

RISK RETURN SUMMARY
================================================================================

INVESTMENT OBJECTIVE
The  investment   objective  of  the  GKM  Growth  Fund  is  long  term  capital appreciation.

PRINCIPAL STRATEGIES
The central premise of the Fund's investment style is "growth at a reasonable price" or "GARP." The Fund usually invests in a diversified portfolio of common stocks from small, medium and large capitalization companies. These are chosen through in-depth fundamental analysis of a company's financial reports and other public records. The adviser looks for stocks having all or some of the following characteristics:

     o    Strong earnings growth
     o    Reasonable valuations
     o    Quality management
     o    Financial strength and stability

Under normal circumstances, the Fund will invest primarily in common stocks. While it is anticipated that the Fund will invest across a range of industries, certain sectors are likely to be overweighted compared to others because the adviser seeks best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle. At times, a portion of the Fund may be invested in companies with short operating histories, referred to as "new issuers."

The Fund may sell a security when the adviser's research indicates that there has been deterioration in the company's fundamentals or growth potential.


When the adviser believes market conditions are appropriate, the Fund may borrow money from banks to make additional portfolio investments. These loans may be structured as secured or unsecured loans, and may have fixed or variable interest rates. The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed). The Fund will only engage in borrowing when the adviser believes the return from the additional investments will be greater than the costs associated with the borrowing.


PRINCIPAL RISKS OF INVESTING IN THE FUND

o MANAGEMENT RISK. The adviser's strategy may fail to produce the intended results.

o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. If the prices of securities owned by the Fund fall, so will the value of the Fund.

o VOLATILITY RISK. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. In addition, as with any mutual fund investments, the Fund's return will vary and you could lose money.

o STYLE RISK. The Fund invests primarily in "growth stocks." The earnings growth rate of the companies in the Fund's portfolio may not meet the adviser's expectations, and the stock price may not increase as the adviser anticipates.

o    SMALLER   COMPANY   RISK.  To  the  extent  the  Fund  invests  in  smaller
     capitalization companies, the Fund will be subject to additional risks. These include:

     o The earnings and prospects of smaller companies are more volatile than larger companies.

     o Smaller companies may experience higher failure rates than do larger companies.

     o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

     o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

o SECTOR RISK. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the financial services sector, the technology sector or the pharmaceutical/health care sector, it will be affected by developments affecting the applicable sector. All three sectors are subject to changing government regulations that may limit profits and restrict services offered. Companies in these sectors also may be significantly affected by intense competition. In addition, the profitability of companies in the financial services industries can be significantly affected by the cost of capital and changes in interest rates, and technology and pharmaceutical/health care products may be subject to rapid obsolescence.

o NEW ISSUER RISK. Investments in relatively new issuers may be more speculative because such companies are relatively unseasoned.

     o New issuers may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable.

     o    New issuers are often  involved in the  development  or marketing of a
          new  product  with  no  established   market,   which  could  lead  to
          significant  losses.

     o New issuers are often smaller companies and, therefore, the "smaller company risk" described above often applies to new issuers.

o BORROWING RISK. Borrowing magnifies the potential for gain or loss of the Fund, and therefore increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

OTHER RISKS.

     o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     o The Fund may not be appropriate for use as a complete investment program.

HOW THE FUND HAS PERFORMED
The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



                               [GRAPHIC OMITTED]

                    2002        2003        2004        2005
                  --------    --------    --------    --------
                  -13.40%      29.10%      12.79%       2.38%


      The Fund's year-to-date return through September 30, 2006 was 5.03%.


During the period shown in the bar chart, the highest return for a quarter was 12.90% during the quarter ended June 30, 2003 and the lowest return for a quarter was -12.68% during the quarter ended September 30, 2002.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be more or less than those shown.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                              ONE          SINCE INCEPTION
                                              YEAR         (DEC. 28, 2001)
                                            -------        ---------------
GKM GROWTH FUND
  Return Before Taxes                         2.38%             6.58%
  Return After Taxes on Distributions         2.38%             6.58%
  Return After Taxes on Distributions
    and Sale of Fund Shares                   1.55%             5.67%

STANDARD & POOR'S 500 INDEX* (reflects no
  deduction for fees, expenses, or taxes)     4.91%             3.62%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

FEES AND EXPENSES OF THE FUND
================================================================================

These tables describe the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases             NONE
Maximum Contingent Deferred Sales Charge (Load)              NONE
Redemption Fee                                               NONE1

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fee 2                                             1.40%
Distribution and/or Service (12b-1) Fees                     None
Other Expenses                                               0.01%
                                                            ------
Total Annual Fund Operating Expenses                         1.41%
                                                            ======

1 A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

2 The adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  -------    -------     -------     --------
                   $144       $446         $771       $1,691

GENERAL
================================================================================
The investment objective of the Fund may be changed without shareholder approval. If a decision is made to change the Fund's investment objective, shareholders will be provided with at least 60 days advance notice of the change.

From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

HOW TO BUY SHARES
================================================================================

INITIAL PURCHASE
The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $100. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. Account minimums may be waived for clients of the Fund's adviser.

BY MAIL -- To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this prospectus)

o    a check made payable to the Fund

     Mail the application and check to:

                 U.S. Mail:                          Overnight:
              GKM Growth Fund                      GKM Growth Fund
     c/o Ultimus Fund Solutions, LLC        c/o Ultimus Fund Solutions, LLC
             P. O. Box 46707                225 Pictoria Drive, Suite 450
      Cincinnati, Ohio   45246-0707            Cincinnati, Ohio   45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashiers checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.


By sending your check to the transfer agent, please be aware that you are authorizing the transfer agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the transfer agent receives your payment in the amount of your check; no additional amount will be added to your total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the transfer agent cannot post your transaction electronically, you authorize the transfer agent to present an image copy of your check for payment.


BY WIRE -- You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Ultimus Fund Solutions, LLC, the Fund's transfer agent, at (888) 456-9518 to set up your account and obtain an account number. You must fax (or mail) the completed and signed application to the transfer agent before the money is wired. Then, provide your bank with the following information for purposes of wiring your investment:

     US Bank N.A.
     ABA #042000013
     Attn: GKM Growth Fund
     Account # 19945-7953
     Account Name ___________________   (write in shareholder name)
     For the Account # ______________   (write in account number)

You must mail a signed application, on the same day the wire payment is made, to Ultimus Fund Solutions, LLC, the Fund's transfer agent, at the above address. Wire purchases are effected only after the purchase order is received in proper form and the Fund receives the wired money. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. Presently the Fund does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

ADDITIONAL INVESTMENTS
You may purchase additional shares of the Fund in minimum amounts of $100 by mail or wire. Each additional mail purchase request must contain:

o    your name
o    the name of your account(s)
o    your account number(s)
o    the name of the Fund
o    a check made payable to the Fund

Send your purchase request to the address listed above. A bank wire should be sent as outlined above. Before making additional investments by bank wire, please call the Fund at 888-456-9518 to alert the Fund that your wire is to be sent.

PURCHASES IN KIND
The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund's adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities and other factors which the Fund's adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund's net asset value.

TAX SHELTERED  RETIREMENT  PLANS
Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA. Call the transfer agent about the IRA custodial fees.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund has been designed as a long-term investment and not as a frequent or short-term trading ("market timing") option. The Fund discourages frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to determine whether it complies with the Fund's policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Fund. In addition, the Fund also intends to reject any purchase request that it believes to be market timing or potentially disruptive in nature. The Fund may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by the Prospectus. The Fund's policies and procedures to discourage frequent purchases and redemptions of Fund shares will apply uniformly in all cases.

When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to frequent trading. Instead, the Fund uses a subjective approach, which in itself could lead to inconsistent application of the Fund's frequent trading policies and may permit certain shareholders to engage in market timing.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the fund's investment adviser to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to maximize investment return; and potentially diluting the value of the Fund's shares. These risks can have an adverse effect on the Fund's performance.

The Fund relies on intermediaries to help enforce its market timing policies. Intermediaries are expected to work with Fund management, up to and including prohibiting future trading in the Fund, in situations where a client of the intermediary has been identified as violating the Fund's market timing policy. The Fund reserves the right to reject any order placed from an omnibus account.

Although the Fund has taken the above described steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

OTHER PURCHASE INFORMATION
The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

HOW TO REDEEM SHARES
================================================================================
You may receive redemption payments in the form of a check or federal wire transfer. Presently there is a $15 fee for wire redemptions. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

BY MAIL -- You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

     The GKM Funds
     c/o Ultimus Fund Solutions, LLC
     P. O. Box 46707
     Cincinnati, Ohio   45246-0707

Your request for a redemption must include:

o    the Fund name and account number
o    account name(s) and address
o    the dollar amount or number of shares you wish to redeem
o the signature of the registered share owner in the exact name and any special capacity in which they are registered

Requests to sell shares are processed at the net asset value next calculated after the transfer agent receives your order in proper form. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the transfer agent.

The Fund requires that signatures be guaranteed if the shares to be redeemed over any 30-day period have a value of more than $25,000, or if you want the check made payable to any person other than the shareholder(s) of record or sent to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund will accept signature guarantees by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guarantee if it believes the transaction would otherwise be improper. Please call the transfer agent at (888) 456-9518 if you have questions. At the discretion of the Fund or the Fund's transfer agent, you may be required to furnish additional legal documents to ensure proper authorization.

BY TELEPHONE -- You may redeem shares having a value of $25,000 or less by calling the transfer agent at (888) 456-9518. You must first complete the Telephone Privileges section of the investment application to institute this option. Telephone redemptions may be requested only if the proceeds are to be issued to the shareholder of record and mailed to the address on record with the Fund. Upon request, proceeds of $5,000 or more may be transferred by wire or ACH to the account stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires. Telephone privileges and account designations may be changed by sending the transfer agent a written request with all signatures guaranteed as described above. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipate difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

ADDITIONAL INFORMATION -- If you are not certain of the requirements for a redemption please call the transfer agent at (888) 456-9518. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. In addition, all shares of the Fund are subject to involuntary sale if the Board of Trustees determines to liquidate the Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE
================================================================================
The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business. The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are not available, assets will be valued by the Fund's adviser at their fair value, according to procedures approved by the Fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security's value. These factors include, but are not limited to, the type and cost of the security; size of the holding; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; significant events occurring after the close of trading in the security but prior to the time as of which the Fund's NAV is calculated; and changes in the overall market conditions. The Fund may own securities that are traded primarily on foreign exchanges that trade on weekends or other days that the Fund does not price its shares. As a result, the NAV of the Fund may change on days when you will not be able to purchase or redeem your shares of the Fund.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

DIVIDENDS AND DISTRIBUTIONS
The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of capital gains.

TAXES
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUND
================================================================================

GKM Advisers, LLC, 11150 Santa Monica Boulevard, Suite 850, Los Angeles, CA 90025, serves as investment adviser to the Fund. Founded in January of 2000, the adviser's clients consist primarily of high net worth individuals. As of September 30, 2006, the adviser had approximately $540 million under management.

For the fiscal year ended July 31, 2006, the Fund paid the adviser a fee equal to the annual rate of 1.40% of the Fund's average daily net assets. The adviser pays all of the operating expenses of the Fund except brokerage; taxes; borrowing costs such as interest and dividend expense on securities sold short; fees and expenses of non-interested person trustees; extraordinary expenses; and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the

Fund's expenses, except those specified above, are paid by the adviser. The adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

A discussion regarding the basis for the Board of Trustees approving the Fund's investment management agreement with the adviser will be available in the Fund's semi-annual report to shareholders dated January 31, 2007.


PORTFOLIO  MANAGERS
The two managers identified below have been jointly and primarily responsible for the day-to-day management of the Fund since its inception. The two managers make all portfolio decisions collectively.

JED M. COHEN. Mr. Cohen has been chief investment strategist of the adviser since January 2000. His career has been devoted to stock research and long term economic forecasting. Prior experience includes 3 1/2 years (from January 2000 to July 2003) as Senior Managing Director at Gerard Klauer Mattison & Co., ten years (from May 1989 to December 1999) as Senior Managing Director at Gruntal & Co., fourteen years as a Limited Partner at Bear, Stearns & Co., and nine years as a General Partner at Kleiner, Bell & Co. In the mid-1960's, Mr. Cohen was associated with members of the President's Council of Economic Advisors where he spent several years exchanging ideas on economic outlook, taxation, the Federal Reserve System, and other matters of national fiscal and monetary policy.

TIMOTHY J. WAHL. Mr. Wahl assisted in the formation of the adviser in January of 2000 and has been active managing portfolios since that time. Prior to joining the firm, he spent three years (from July 1997 to January 2000) operating Wahl Financial, his own money management firm. Mr. Wahl has five years experience as an over-the-counter market maker in Southern California, first with Gruntal Securities, then with Cruttenden Roth. He received his CPA credentials while working at Deloitte & Touche, Los Angeles where he spent three years auditing businesses and mutual funds. Mr. Wahl earned his B.S. in Accounting after studying at California State University at Dominguez Hills, San Diego State University and Oklahoma City University. Mr. Wahl spent two years pitching for the Milwaukee Brewers organization.

The Fund's Statement of Additional Information contains additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY
A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
================================================================================

The Financial Highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended July 31, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information for periods ended prior to July 31, 2005 was audited by other independent auditors.


PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==============================================================================================================================

                                                 YEAR             YEAR             YEAR             YEAR            PERIOD
                                                 ENDED            ENDED            ENDED            ENDED            ENDED
                                                JULY 31,         JULY 31,         JULY 31,         JULY 31,          JULY 31,
                                                  2006             2005             2004             2003            2002(a)
==============================================================================================================================
Net asset value at beginning of period ..    $      12.58     $      11.03     $       9.78     $       8.56     $      10.00
                                              ------------     ------------     ------------     ------------     ------------
Income (loss) from investment operations:
  Net investment loss ...................           (0.06)           (0.03)           (0.05)           (0.04)           (0.01)
  Net realized and unrealized gains
    (losses) on investments .............            0.17             1.58             1.30             1.26            (1.43)
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations ........            0.11             1.55             1.25             1.22            (1.44)
                                              ------------     ------------     ------------     ------------     ------------

Net asset value at end of period ........    $      12.69     $      12.58     $      11.03     $       9.78     $       8.56
                                              ============     ============     ============     ============     ============

Total return ............................            0.87%           14.05%           12.78%           14.25%         -14.40%(b)
                                              ============     ============     ============     ============     ============

Net assets at end of period .............    $ 38,687,338     $ 35,807,904     $ 22,652,243     $ 13,954,694     $  7,240,624
                                              ============     ============     ============     ============     ============

Ratio of expenses to average net assets .            1.41%            1.41%            1.42%            1.43%           1.46%(c)

Ratio of net investment loss to
  average net assets ....................           (0.47%)          (0.28%)          (0.56%)          (0.49%)        (0.72%)(c)

Portfolio turnover rate .................              12%              11%               8%               5%              1%(c)


(a)  Represents the period from the commencement of operations (December 28, 2001) through July 31, 2002.

(b)  Not annualized.

(c)  Annualized.


================================================================================

                                 PRIVACY POLICY
================================================================================
The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

WHAT TYPE OF INFORMATION DOES THE FUND COLLECT? The Fund collects nonpublic personal information ("Information") directly from you when you become a shareholder. For example, the Fund will retain any Information that you provide during the account opening process or after you become a shareholder and any correspondence or communications that you have with the Fund or the third parties that perform services on its behalf. The Fund also will have access to Information about your shareholder account, such as account balances and transaction activity.

HOW DOES THE FUND USE THE INFORMATION IT COLLECTS? The Fund uses all of the Information that it collects (as described above) to provide you with the financial products and services that you request and to fulfill legal and regulatory requirements. The Fund may share your Information with affiliated and unaffiliated persons, including service providers or other third parties that
(i) provide business services to, or on behalf of, the Fund; (ii) facilitate the processing of transactions that you request; (iii) assist the Fund in servicing your account or offering products and services to you. The Fund may disclose your Information when we believe disclosure is required by law or to protect the Fund's rights or property. For example, we may disclose your Information for audit or research purposes, to attorneys or other professionals, or to law enforcement and regulatory agencies. The Fund also may share personal information with your designated agent or other parties that you authorize.

HOW DOES THE FUND PROTECT YOUR INFORMATION? The Fund restricts access to your Information to those persons that need the Information to perform the services described above. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard your Information.

WHO DOES THIS PRIVACY NOTICE APPLY TO? This privacy notice applies to individual shareholders (and former shareholders) who use the Fund primarily for personal, family or household purposes. The examples contained in this privacy notice are illustrations and are not intended to be comprehensive. This notice complies with recently enacted federal law and SEC regulations regarding privacy. You may have additional rights under other foreign or domestic laws that may apply to you.

OPT-OUT PROVISIONS. It is not a policy of the Fund to share nonpublic personal and financial information with affiliated or unaffiliated third parties except under the circumstances noted above. Since sharing under the circumstances noted above is necessary to service shareholder accounts or is mandated by law, there are no allowances made for shareholders to opt out.

WHO SHOULD I CONTACT IF I WANT MORE INFORMATION? Please contact the Fund at 888-456-9518 if you have any questions regarding this privacy policy.


================================================================================

================================================================================

--------------------------------------------------------------------------------


                               INVESTMENT ADVISER
                               GKM Advisers, LLC
                          11150 Santa Monica Boulevard
                                   Suite 850
                         Los Angeles, California 90025
                              SHAREHOLDER SERVICES
                                 (888) GKM-9518
                                 (888) 456-9518

                              FOR MORE INFORMATION
================================================================================
Several additional sources of information are available to you upon request. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. The Fund publishes annual and semi-annual reports that contain additional information on the Fund's investments. The annual report contains management's discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Call the Fund at (888) 456-9518 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. Or visit WWW.GKMADVISERS.COM to access your free copies of the Fund's SAI and annual and semi-annual reports.

Only one copy of a prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                       Investment Company Act #811-10529


--------------------------------------------------------------------------------

================================================================================

                                                      GKM GROWTH FUND
                                                   MUTUAL FUND APPLICATION

  This  application  will open any type of account  except an IRA and 403(b)(7). Please complete all information exactly as you wish it to appear on the account.

1  REGISTER YOUR ACCOUNT (Choose A, B, C, or D)

[ A ] / / Individual or / / Joint Tenants __________________________________________________________________________________


      Social Security Number _________-_____-________ Date of Birth_________________________________________________________


      Joint Owner Name (if any) ____________________________________________________________________________________________
                                    (Joint Tenancy is assumed unless otherwise specified)

      Social Security Number _________-_____-________ Date of Birth_________________________________________________________


[ B ] / / Gift to a Minor   Custodian's Name _______________________________________________________________as custodian for
                                             (PLEASE DESIGNATE ONLY ONE CUSTODIAN AND ONE MINOR PER ACCOUNT)

      Minor's Name ___________________________________________________ Minor's Social Security Number ________-_____-_______

      Custodian's State of Residence _________________________________ Minor's Date of Birth _______________________________


      Custodian's Social Security Number _____________________________ Custodian's Date of Birth ___________________________


[ C ] / / Trust   Trustee(s)' Name _________________________________________________________________________________________

      Name of Trust ____________________________________________________ Date of Agreement__________________________________


      Taxpayer Identification Number _________________________ Trustee's SSN and Date of Birth _____________________________

[ D ] / / Corporation / / Partnership / / Other

      Entity Name _____________________________________________________  Social Security Number __________-_______-_________
                                                                   (If sole Proprietor)

      Taxpayer Identification Number_______-_____________ Authorized Officer's Name ________________________________________
      (If other entity)

      Authorized Officer's SSN and Date of Birth ___________________________________________________________________________

      CORPORATIONS, TRUSTS AND PARTNERSHIPS REQUIRE COMPLETION OF THE RESOLUTION SECTION ON THE BACK OF THIS FORM.
============================================================================================================================

2  YOUR ADDRESS

   Street Address ______________________________________________________________________ Phone Number ______________________

   City __________________________ State ________ Zip ________ Fax Number _______________ E-mail Address ___________________

============================================================================================================================

3  YOUR INVESTMENT

   Please make checks payable to GKM Growth Fund ($1,000 minimum)

   / / Check enclosed $ ________________ / / Wired from Bank $ ________________ Date _____________ Wire Number _____________

============================================================================================================================

4  DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS

  (If no choice is made, dividends and capital gains will be reinvested.)

   INCOME DIVIDENDS / / reinvested / / paid in cash             CAPITAL GAINS DISTRIBUTIONS / / reinvested / / paid in cash

============================================================================================================================

5  TELEPHONE REDEMPTIONS

   You  may  redeem  shares,  subject  to  the  limitations  set  forth  in  the Prospectus,  from your  account simply by calling  Ultimus  Fund  Solutions.  Please check the box below to establish the Telephone Redemption Service.

   / / I want Telephone Redemption Service.

============================================================================================================================

6  WIRE REDEMPTIONS

   I/We authorize Ultimus Fund Solutions to honor requests believed to be authentic for wire redemptions proceeds to bank indicated.

   Bank Name ____________________________________________________ Bank Account Number ______________________________________

   Bank Transit/ABA No. _________________________________________ Bank Telephone Number ____________________________________

   Name(s) in which bank account is Registered _____________________________________________________________________________

   o  A signature  guarantee will be required if your bank registration does not match your GKM Growth Fund account registration.  Please review the rules for signature guarantees in the Prospectus.

============================================================================================================================

                                     ANY QUESTIONS? PLEASE CALL TOLL-FREE (888) 456-9518


7  OTHER INFORMATION

   Employer Name ___________________________________________ U.S. Citizen?  / / Yes  / / No ________________________________
                                                                                               (IF NO, INDICATE COUNTRY)

   Employer Address ________________________________________ Are you an associated person of an NASD member? / / Yes  / / No

   Occupation ______________________________________________ _______________________________________________________________
                                                             Mother's Maiden Name (for identification purposes)

============================================================================================================================

8  AUTOMATICE INVESTMENT PLAN.  A VOIDED CHECK MUST BE ATTACHED.

   Bank Name ________________________________________________________ Bank Address _________________________________________

   Bank Transit/ABA No. _____________________________________________ My Account No. _______________________________________
                                       (NINE DIGITS)

   Select Monthly deposit (minimum $100) amount and day:

   / / 1st of the month (or next business day)  / / 15th of the month (or next business day)  $ __________ Amount of Deposit

   The  Automatic  Investment  Plan  is a  convenient  way  to  purchase  shares  automatically or at your discretion.
   The  GKM Growth Fund will transfer money from your bank account to your GKM account.  Please  note savings accounts are not eligible for this  service.  We will send  confirmation  of your purchase through the Automatic  Investment
   Plan;  please wait 3 weeks after receiving notice before using the service.

============================================================================================================================

9  SIGNATURE                                                          GKM GROWTH FUND
   Please sign application, enclose your check and mail to:           P.O. BOX 46707
                                                                      CINCINNATI, OH 45246-0707

   I/we are of legal age and have full  authority to purchase  shares in the GKM Growth Fund. I/we have received and read the current Prospectus, agree to its terms and  understand  that by  signing  below  (a) I/We  hereby ratify all  instructions given on this  account  and  agree  that  neither  the  Fund nor Ultimus Fund  Solutions, LLC nor their affiliates will be liable for any loss, cost or expense for acting upon such  instructions  (by telephone  or writing) believed by  it  to be genuine and in  accordance with  the procedures  described in the  Prospectus,  and (b) as required  by Federal Law,  I/We certify  under Penalties of Perjury (1) that  the Social Security or Taxpayer  Identification  Number  provided herein  is correct,  (2) that the IRS has  never notified me/us that I/we are subject to backup  withholding,  and (3)  I/we are U.S.
   persons (including a U.S. resident alien). (Note: if part (2) of this sentence is not true in your case, please strike out that part before signing.)

   Owner or Custodian ________________________________________________________  Date _______________________________________

   Joint Owner (if any) ______________________________________________________  Date _______________________________________

   Corporate Officers or Trustees (Please complete certification.)

   Signature _________________________________________  Title ___________________________________ Date _____________________

   Signature _________________________________________  Title ___________________________________ Date _____________________

   COMPLETE THE CERTIFICATION BELOW ONLY IF YOU ARE A CORPORATION,  PARTNERSHIP, TRUST, OR OTHER ORGANIZATION.

   I hereby certify:  i) that I am the duly qualified _____________ of ___________________, a _______________ duly organized and existing under the laws of ______________________________________.

   OR                                                                                                             CORPORATE
                                                                                                                     SEAL
   ii(that _______________________________________ is (are) the currently acting

   [trustees(s)] [partner(s)] of _______________________________________________

   That all actions by shareholders,  directors,  trustees,  partners, and other bodies necessary to execute the Purchase
   Application and establish an account with the GKM Growth Fund have been taken, and further

   That the following officer(s) or trustee(s) are, and until further notice to the GKM Growth Fund will be, duly authorized
   and empowered to purchase, sell, assign,   transfer  and  withdraw  securities  and  funds from  the  account established hereby.

   Name ______________________________________ Title _______________________________ Signature _____________________________

   Name ______________________________________ Title _______________________________ Signature _____________________________

   Signature of certifying officer _________________________________________________ Date __________________________________

============================================================================================================================

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the  government  fight the  funding of  terrorism  and money  laundering activities,  Federal law requires all financial  institutions to  obtain, verify, and  record information that identifies each  person who opens an account.

What this means for you:  When you open an  account,  we will ask for your name, address,  date  of  birth,  and other information  that  will allow  us to identify you.  We may also ask  to see your driver's license or other identifying documents.

Please  remember  that any  documents or information  we gather  in the  verification process  will be maintained in a confidential manner.

Thank you for investing with us.


                                 GKM GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 1, 2006

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the GKM Growth Fund dated December 1, 2006. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2006 (the "Annual Report"). A free copy of the Prospectus or the Annual Report can be obtained by writing to The GKM Funds at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 1-888-456-9518, or by visiting the Fund's website at www.gkmadvisers.com.


TABLE OF CONTENTS                                                           PAGE
================================================================================
DESCRIPTION OF THE TRUST AND THE FUND .......................................  2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
     CONSIDERATIONS .........................................................  2

INVESTMENT LIMITATIONS ......................................................  6

THE INVESTMENT ADVISER ......................................................  8

TRUSTEES AND OFFICERS ....................................................... 10

PORTFOLIO TRANSACTIONS AND BROKERAGE ........................................ 12

POLICY REGARDING THE SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS ............. 14

DETERMINATION OF NET ASSET VALUE ............................................ 16

INVESTMENT PERFORMANCE ...................................................... 17

ADDITIONAL TAX INFORMATION .................................................. 19

PROXY VOTING POLICIES AND PROCEDURES ........................................ 21

PRINCIPAL SECURITY HOLDERS .................................................. 22

CUSTODIAN ................................................................... 22

FUND SERVICES ............................................................... 22

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................... 23

DISTRIBUTOR ................................................................. 23

FINANCIAL STATEMENTS ........................................................ 23

APPENDIX A -PROXY VOTING POLICIES AND PROCEDURES ............................ 24

DESCRIPTION OF THE TRUST AND THE FUND

     The GKM Growth Fund (the "Fund") was organized as a diversified series of The GKM Funds (the "Trust") on October 2, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Fund is GKM Advisers, LLC (the "Adviser").

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains information about the Fund's non-principal investment strategies and risks.

     EQUITY SECURITIES -- In addition to common stock, the Fund may invest in other types of equity securities, such as preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, American Depositary Receipts ("ADRs") and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

     Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be of investment grade or, if unrated, of comparable quality in the opinion of the Adviser.

     The Fund may invest in foreign securities through the purchase of ADRs. ADRs are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. ADRs are subject to the same risks as the underlying foreign securities to which they relate. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

     Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A Midcap SPDR is the same as a SPDR except that it tracks the S&P's Midcap 400 and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund may also invest in exchange traded funds from a variety of financial institutions such as Barclays Global Fund Advisors (iShares), Merrill Lynch (HOLDRs), Fidelity (Fidelity Select Portfolios), PDR Services LLC (Select Sector
SPDR), State Street Capital Markets, LLC (Fortune e-50, Fortune 500, and streetTRACKS) and The Vanguard Group (VIPERs). Each equity security described in this paragraph is a registered investment company that charges investors certain fees and expenses. As a result of the Fund's investment in these securities, these expenses are passed on to the Fund and its shareholders.

     REPURCHASE AGREEMENTS -- The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.

     OPTION TRANSACTIONS -- The Fund may engage in option transactions involving individual stocks as well as stock indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or, to the extent it does not hold the security, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). For a call option on an index, the option will be covered if the Fund holds a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit assets in escrow with the custodian.

     The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option purchased by the Fund may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

     LOANS OF PORTFOLIO SECURITIES -- The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 25% of the value of the Fund's net assets.

     SHORT SALES -- The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

     In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit Fund's potential loss on a short sale, which is unlimited.

     The Fund may also sell a security short "against the box," which means that the Fund sells a security that it owns, or has the right to obtain without payment of further consideration. The borrowing and segregated account provisions described above do not apply to short sales against the box.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are "fundamental," i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are "non-fundamental," i.e., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.



     2. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, (2) to borrowings permitted under Fundamental Limitation (1) above, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     3. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this Statement of Additional Information.

     4. ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

     The Fund's investment adviser is GKM Advisers, LLC, 11150 Santa Monica Boulevard, Suite 850, Los Angeles, California 90025 (the "Adviser"). Jed M. Cohen owns a majority of the outstanding interests in the Adviser, and therefore is deemed to control the Adviser. Timothy J. Wahl owns a minority interest (less than 10%) of the Adviser and is also an officer to the Trust.


     Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments subject to oversight by the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the trustees who are not interested persons of the Trust (the "Independent Trustees"), 12b-1 expenses and extraordinary expenses. As compensation for its management services, the Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of the average daily net assets of the Fund. During the fiscal years ended July 31, 2006, 2005 and 2004, the Fund paid fees of $533,265, $401,093 and $269,270, respectively, to the Adviser.


     Unless sooner terminated, the Management Agreement shall continue in effect for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Management Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Management Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act of 1940 and the rules thereunder.

     The Management Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

     The Adviser retains the right to use the name "GKM" in connection with any other investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "GKM" automatically ceases upon termination of the Management Agreement and may be withdrawn by the Adviser on ninety days' written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

PORTFOLIO MANAGERS

Other Accounts Managed
----------------------

     Jed M. Cohen and Timothy J. Wahl serve as the Fund's Portfolio Managers, and are collectively responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.


Other Accounts Managed (as of July 31, 2006)
--------------------------------------------------------------------------------------------------------------------
                                                        Number                        Number of     Total Assets in
    Name of                                               of      Total Assets in   Accounts with    Accounts with
   Portfolio                                           Accounts      Accounts       Advisory Fee     Advisory Fee
    Manager               Type of Accounts             Managed       Managed          Based on         Based on
                                                                                    Performance      Performance
--------------------------------------------------------------------------------------------------------------------
Jed M. Cohen      Registered investment companies:        0            $0               0                $0
                  Other pooled investment vehicles:       0            $0               0                $0
                  Other accounts:                        350      $540 million          0                $0
--------------------------------------------------------------------------------------------------------------------
Timothy J. Wahl   Registered investment companies:        0             $0              0                $0
                  Other pooled investment vehicles:       0             $0              0                $0
                  Other accounts:                        350      $540 million          0                $0
--------------------------------------------------------------------------------------------------------------------


Potential Conflicts of Interest
-------------------------------

     The investment strategy of the Fund and other accounts managed by the Portfolio Managers are similar. The Adviser has adopted policies and procedures designed to address conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser's clients come first.

Compensation
------------

     Each Portfolio Manager's compensation from the Adviser is not related to the performance of the accounts under his management. As sole owners of the Adviser, the Portfolio Managers share the profits of the firm.

Disclosure of Securities Ownership
----------------------------------

     The following table indicates the dollar value of shares of the Fund beneficially owned by the Portfolio Managers as of July 31, 2006.

     ---------------------------------------------------------------------------
              Name of                       Dollar Value of Fund Shares
          Portfolio Manager                      Beneficially Owned
     ---------------------------------------------------------------------------
     Jed M. Cohen                                     $0
     ---------------------------------------------------------------------------
     Timothy J. Wahl                           $100,001--$500,000
     ---------------------------------------------------------------------------

TRUSTEES AND OFFICERS

     Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                           NUMBER OF
                                                                                                         PORTFOLIOS IN
                                                                      PRINCIPAL OCCUPATION(S) DURING        FUND
                                      LENGTH OF     POSITION(S) HELD  PAST 5 YEARS AND DIRECTORSHIPS       COMPLEX
      NAME, ADDRESS AND AGE          TIME SERVED       WITH TRUST          OF PUBLIC COMPANIES           OVERSEEN BY
                                                                                                           TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

*Timothy J. Wahl                        Since          President      President, Director and                 1
11150 Santa Monica Blvd., Suite 850  October 2001     and Trustee     Investment Committee member of
Los Angeles, California 90025                                         GKM Advisers, LLC. From January
Year of birth: 1965                                                   2000 to July 2003, President and
                                                                      Investment Committee member of
                                                                      GKM Advisors, Inc.

INDEPENDENT TRUSTEES:

Darrin F. DelConte                      Since           Trustee       Executive Vice President of             1
11150 Santa Monica Blvd., Suite 850  December 2001                    Pacific Marine Maintenance Co.
Los Angeles, California 90025                                         (marine maintenance company)
Year of birth: 1966

Brian D. Horner                         Since           Trustee       Chairman of Venture West Funding,       1
11150 Santa Monica Blvd., Suite 850  January 2005                     Inc. (mortgage company)
Los Angeles, California 90025
Year of birth: 1961

Nicholas G. Tonsich                     Since           Trustee       Partner in Glaser, Tonsich and          1
11150 Santa Monica Blvd., Suite 850  December 2001                    Brajevich LLP (law firm)
Los Angeles, California 90025
Year of birth: 1961


                                      10

EXECUTIVE OFFICERS:

Robert G. Dorsey                        Since        Vice President   Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450        December 2001                    Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                Distributors, LLC
Year of birth: 1957

Mark J. Seger                           Since          Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450        December 2001                    Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                Distributors, LLC
Year of birth: 1962

David L. Kahn                           Since        Secretary and    Operations Manager of GKM
11150 Santa Monica Boulevard         October 2001        Chief        Advisers, LLC.  From January 2000
Suite 850                                              Compliance     to July 2003, Branch Manager with
Los Angeles, California 90025                           Officer       Gerard Klauer & Mattison & Co.,
Year of birth: 1957                                                   Inc. (broker-dealer)

* Timothy J. Wahl is an affiliated person of GKM Advisers, LLC, the Fund's investment adviser, and is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.


     BOARD COMMITTEES. The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Messrs. DelConte, Horner and Tonsich are the members of the Audit Committee. The Audit Committee held one meeting during the fiscal year ended July 31, 2006. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions. However, the Independent Trustees are responsible for overseeing the selection process of any new Trustees added to the Board.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2005.

                              Dollar Range of              Aggregate Dollar
                             Fund Shares Owned          Range of Shares of All
Name of Trustee                 by Trustee            Funds Overseen by Trustee
--------------------------------------------------------------------------------
Timothy J. Wahl                Over $100,000                Over $100,000
INDEPENDENT TRUSTEES:
Darrin F. DelConte           $10,001--$50,000             $10,001--$50,000
Nicholas G. Tonsich            $1 - $10,000                  $1 - $10,000
Brian D. Horner              $10,001--$50,000             $10,001--$50,000

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is an Independent Trustee receives from the Fund an annual fee of $1,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides the amount of compensation paid by the Fund during the fiscal year ended July 31, 2006 to each of the Trustees:

                                                                                    Total Compensation
                           Aggregate             Pension or      Estimated Annual    Paid for Service
                      Compensation Paid for      Retirement        Benefits Upon     to the Fund and
Trustee                Service to the Fund    Benefits Accrued      Retirement         Fund Complex
------------------------------------------------------------------------------------------------------
Timothy J. Wahl               None                 None              None                 None

Darrin F. DelConte           $1,000                None              None                $1,000

Nicholas G. Tonsich          $1,000                None              None                $1,000

Brian D. Horner              $1,000                None              None                $1,000

     INDEPENDENT   TRUSTEE  OWNERSHIP  IN  THE  FUND'S  INVESTMENT  ADVISER1  OR
DISTRIBUTOR.2 This information is provided as of December 31, 2005.

=====================================================================================================
         (1)                (2)            (3)           (4)             (5)              (6)
=====================================================================================================
NAME OF TRUSTEE           NAME OF        NAME OF   TITLE OF CLASS OF    VALUE OF    PERCENT OF CLASS
                         OWNERS AND      COMPANY       SECURITY        SECURITIES
                      RELATIONSHIPS TO
                          TRUSTEE
=====================================================================================================
Darrin F. DelConte          N/A            N/A           N/A             NONE             N/A
=====================================================================================================
Nicholas G. Tonsich         N/A            N/A           N/A             NONE             N/A
=====================================================================================================
Brian D. Horner             N/A            N/A           N/A             NONE             N/A
=====================================================================================================

1    GKM Advisers, LLC
2    Ultimus Fund Distributors, LLC

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Fund's Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts. During the fiscal years ended July 31, 2006, 2005 and 2004, the Fund paid brokerage commissions of $5,565, $9,733 and $7,612, respectively.


     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of such research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Management Agreement.

     While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Under the 1940 Act, persons affiliated with the Adviser may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, an affiliate of the Adviser will not serve as the Fund's dealer in connection with over-the-counter transactions. However, an affiliate may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

     The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Management Agreement provides that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliate, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and

(b) at least as favorable to the Fund as commissions contemporaneously charged by an affiliate on comparable transactions for its most favored unaffiliated customers, except for customers of an affiliate considered by a majority of the Independent Trustees not to be comparable to the Fund.

     The Management Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund. While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. An affiliate will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

     During the fiscal years ended July 31, 2006, 2005 and 2004, the Fund paid brokerage commissions of $5,565, $9,574 and $2,115, respectively, to Samuels Chase & Co., Inc., an affiliated broker-dealer. During the fiscal year ended July 31, 2006, Samuels Chase & Co., Inc. received 100% of the Fund's aggregate brokerage commissions for effecting 100% of the aggregate dollar amount of transactions involving brokerage commissions. Samuels Chase & Co., Inc. is considered an affiliated broker-dealer as result of certain employees of the Adviser maintaining their securities licenses with the firm.

     As of July 31, 2006, the Fund owned common stock issued by the parent company of Bear, Stearns & Co., Inc. (the market value of which was $751,911). Bear, Stearns & Co., Inc. is one of the Trust's "regular broker-dealers" as defined by the Investment Company Act of 1940. Bear Stearns & Co., Inc. serves as clearing broker for Samuels Chase & Co., Inc.

     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Securities and Exchange Commission.

POLICY REGARDING THE SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board of Trustees has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted by the Fund's policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

     o The Adviser posts a listing of the Fund's 10 largest holdings as of the end of each calendar quarter at www.gkmadvisers.com. This listing is typically available at the website within approximately 15 days of the end of the calendar quarter. The listing of the 10 largest holdings is available to the general public.

     o Information regarding Portfolio Securities and other information regarding the investment activities of the Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. Currently, the Fund is providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been reviewed by the Chief Compliance Officer ("CCO") of the Fund. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

-------------------------------------------------------------------------------------------------------------------------
NAME OF RATING OR RANKING                                 TIMING OF RELEASE AND CONDITIONS   RECEIPT OF  COMPENSATION OR
ORGANIZATION                INFORMATION PROVIDED          OR RESTRICTIONS ON USE             OTHER CONSIDERATION BY THE
                                                                                             FUND OR AFFILIATED PARTY
-------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.           CUSIP, description,           Provided monthly, with a 30-day              None
                            shares/par, market value      lag. No formal conditions or
                                                          restrictions.
-------------------------------------------------------------------------------------------------------------------------
Lipper, Inc.                CUSIP, description,           Provided monthly, with a 30-day              None
                            shares/par                    lag.  No formal conditions or
                                                          restrictions.  Lipper indicates
                                                          that it will not trade based on
                                                          the Fund's portfolio information,
                                                          and it prohibits its employees
                                                          from any such trading.
-------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.              CUSIP, shares/par, market     Provided quarterly, with a 30-day            None
                            value                         lag.  No formal conditions or
                                                          restrictions.  Bloomberg indicates
                                                          that it requires all employees to
-------------------------------------------------------------------------------------------------------------------------
                                                          sign confidentiality agreements
                                                          acknowledging all information
                                                          received during their employment
                                                          must be used for legitimate
                                                          business purposes only.
-------------------------------------------------------------------------------------------------------------------------
Standard & Poors            CUSIP, description,           Provided monthly, with a 30-day              None
                            shares/par, market value,     lag.  No formal conditions or
                            coupon, maturity date, % of   restrictions.  S&P indicates that
                            total net assets              its employees are required to
                                                          follow a code of business conduct
                                                          that prohibits them from using
                                                          portfolio information for anything
                                                          other than performing their job
                                                          responsibilities, and S&P
                                                          employees must certify annually
                                                          that they have followed this
                                                          code of business conduct.
-------------------------------------------------------------------------------------------------------------------------

          The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Fund or its shareholders.

     o The Fund's policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Fund service providers.

          Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

------------------------------------------------------------------------------------------------------------
   TYPE OF SERVICE PROVIDER          FREQUENCY OF ACCESS TO                  RESTRICTIONS ON USE
                                     PORTFOLIO INFORMATION
------------------------------------------------------------------------------------------------------------
Adviser                          Daily                              Contractual and Ethical
------------------------------------------------------------------------------------------------------------
Administrator (fund accountant   Daily                              Contractual and Ethical
and transfer agent)
------------------------------------------------------------------------------------------------------------
Custodian                        Daily                              Contractual and Ethical
------------------------------------------------------------------------------------------------------------



                                       15

------------------------------------------------------------------------------------------------------------
Auditor                          During annual audit                Ethical
------------------------------------------------------------------------------------------------------------
Legal counsel                    Regulatory filings, board          Ethical
(Thompson Hine LLP)              meetings, and if a legal issue
                                 regarding the portfolio requires
                                 counsel's review
------------------------------------------------------------------------------------------------------------
Printers                         Twice a year - printing of         No formal restrictions in place.
(Financial Graphics Service      semi-annual and annual reports     Printer receives portfolio on or about
Inc.)                                                               time filed with the SEC -
                                                                    approximately 60 days old by the
                                                                    time received.
------------------------------------------------------------------------------------------------------------
Broker/dealers through which     Daily access to the relevant       Contractual and Ethical
Fund purchases and sells         purchase and/or sale - no
portfolio securities             broker/dealer has access to
                                 the Fund's entire portfolio
------------------------------------------------------------------------------------------------------------

          The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above, including those where contractual obligations between the Fund and the party do not exist.

     o The CCO may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The CCO must inform the Board of Trustees of any such arrangements that are approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

     o The CCO resolves all conflicts of interest with regards to disclosure of portfolio information. However, if the CCO is conflicted as well, the CCO will present the issue to the full Board of Trustees for determination. In instances where the CCO resolves the conflict, the CCO will provide a report to the Board of Trustees describing the conflict of interest and why the CCO either allowed or prohibited the disclosure. This report is presented at the next regularly scheduled Board of Trustees meeting.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

     o The CCO is required to inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to the Fund's policy, and the rationale supporting such approval. At least once annually, the CCO is required to provide the Board of Trustees with a written report as to compliance with the Fund's policy.

DETERMINATION OF NET ASSET VALUE

     The price (net asset value) of the shares of the Fund is determined as of the end of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price. When reliable market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities are valued at their market value when reliable market quotations are readily available. The Fund typically uses a pricing service to determine the market value of the Fund's securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." Average annual total return, as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P (1+T)n = ERV

Where:      P =        a hypothetical $1,000 initial investment
            T =        average annual total return
            n =        number of years
            ERV =      ending redeemable value at the end of the applicable
                       period of the hypothetical $1,000 investment made at the beginning of the applicable period

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The table below shows the Fund's average annual total returns for periods ended July 31, 2006:

                                                          Since Inception
                                           One Year     (December 28, 2001)
                                           --------     -------------------
Return Before Taxes                          0.87%             5.33%
Return After Taxes on Distributions          0.87%             5.33%
Return After Taxes on Distributions
  and Sale of Fund Shares                    0.57%             4.59%

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be a cumulative total return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative total return of the Fund for the period since inception (December 28, 2001) to July 31, 2006 is 26.90%. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any past performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


ADDITIONAL TAX INFORMATION

     The Fund has qualified and intends to continue to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

     Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its "investment company taxable income" and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of July 31, 2006, the Fund had capital loss carryforwards of $497,268, of which $2,590 expires July 31, 2011, $341,864 expires July 31, 2012, $147,967 expires July 31, 2013 and $4,847 expires July 31, 2014. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset realized capital gains, if any, prior to distributing such gains to shareholders.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Any loss arising from the sale or redemption of shares in the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

PROXY VOTING POLICIES AND PROCEDURES

     The Trust and the Adviser have each adopted Proxy Voting Policies and Procedures. The Trust's policies delegate the responsibility of voting Fund proxies to the Adviser. The Adviser's Proxy Voting Policies and Procedures describe how it intends to vote proxies relating to the Fund's portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge upon request by calling 1-888-456-9518, or on the SEC's website at HTTP://WWW.SEC.GOV.

PRINCIPAL SECURITY HOLDERS

     As of September 15, 2006, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 41.31% of the outstanding shares of the Fund. Charles Schwab & Co., Inc., a Delaware corporation, may be deemed to control the Fund because it owns of record more than 25% of the Fund's outstanding shares.

     As of Sepember 15, 2006, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.


CUSTODIAN

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For its services as transfer agent, Ultimus receives from the Adviser a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Adviser pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Ultimus to perform its duties, the Adviser pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Adviser pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Adviser pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center, Suite 820, Philadelphia, Pennsylvania 19102, has been selected as the Fund's independent registered public accounting firm for the fiscal year ending July 31, 2007. Briggs, Bunting & Dougherty, LLP performs an annual audit of the Fund's financial statements and provides tax services as requested.


DISTRIBUTOR

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

FINANCIAL STATEMENTS

     The financial statements of the Fund, which have been audited by Briggs, Bunting & Dougherty, LLP, are incorporated herein by reference to the Annual Report of the Fund dated July 31, 2006.

                                                                      Appendix A


                                  THE GKM FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES
                             (ADOPTED JUNE 25, 2003
                           AMENDED NOVEMBER 16, 2004)


     Pursuant to rules established by the Securities and Exchange Commission (the "Commission"), under the Investment Company Act of 1940, as amended, the Board of Trustees of The GKM Funds (the "Trust") has adopted the following formal, written guidelines for proxy voting by the Trust. The Board of Trustees of the Trust oversees voting policies and decisions for each series of the Trust (the "Funds").

     Each Fund exercises its proxy voting rights with regard to the companies in the Fund's investment portfolio, with the goals of maximizing the value of the Fund's investments, promoting accountability of a company's management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company's business and operations.

     In general, the Board of Trustees of the Trust believes that each Fund's investment adviser (the "Adviser"), which selects the individual companies that are part of the Fund's portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Adviser to make decisions on casting proxy votes.

     In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Audit Committee of the Board of Trustees to enable the Committee to make a voting decision. When the Audit Committee is required to make a proxy voting decision, only the Committee members without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

     A copy of these Proxy Voting Policies and Procedures are available, without charge, upon request, by calling the Trust's toll-free telephone number at (888) 456-9518, and will be made available on the Commission's website at HTTP://WWW.SEC.GOV. The Trust will send a copy of the Trust's Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

     Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the "1940 Act"), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

     o when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

          o    seek instruction from the Fund's  shareholders with regard to the
               voting  of  all  proxies  and  vote  in   accordance   with  such
               instructions, or

          o vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

                                GKM ADVISERS, LLC

                      PROXY VOTING POLICIES AND PROCEDURES
                             (ADOPTED JUNE 25, 2003
                           AMENDED NOVEMBER 16, 2004)


POLICY

Unless the parties otherwise agree in writing, GKM Advisers, LLC shall have no obligation or authority to take any action or render any advice with respect to the voting of proxies solicited by or with respect to issuers of securities held by a client. If the Adviser has agreed to vote proxies on behalf of a client, GKM Advisers, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

GKM Advisers, LLC has contracted with ADP to receive proxy materials and vote proxies electronically via ADP's ProxyEdge, a browser-based proxy voting system.

David Kahn has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures


PROCEDURES

o All employees will forward any proxy materials received on behalf of clients to David Kahn;
o David Kahn will determine which client accounts hold the security to which the proxy relates;
o Absent material conflicts, David Kahn will determine how GKM Advisers, LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.
o GKM Advisers, LLC will provide in its Disclosure Document a summary of this proxy voting policy including a statement that clients may request information regarding how GKM Advisers, LLC voted a client's proxies, and that clients may request a copy of these policies and procedures.
o All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to David Kahn.
o In response to any request David Kahn will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how GKM Advisers, LLC voted the client's proxy with respect to each proposal about which client inquired.


VOTING GUIDELINES

In the absence of specific voting guidelines from the client, GKM Advisers, LLC will vote proxies in the best interests of each particular client. Because votes will be cast in a manner consistent with each client's best economic interests, it is anticipated that all proxies from a specific issuer will be voted the same way for all clients absent qualifying restrictions from a particular client. Clients are permitted to place reasonable restrictions on GKM Advisers, LLC's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

o GKM Advisers, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.
o GKM Advisers, LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
o In reviewing proposals, GKM Advisers, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

CONFLICTS OF INTEREST

GKM Advisers, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of GKM Advisers, LLC with the issuer of each security to determine if GKM Advisers, LLC or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, David Kahn will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

GKM Advisers, LLC will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

David Kahn shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

o    These policies and procedures and any amendments;
o Proxy Statements, Annual Reports, and Proposals received regarding client securities;
o    A record of each vote that GKM Advisers, LLC casts;
o Any document GKM Advisers, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;
o A copy of each written request from a client for information on how GKM Advisers, LLC voted such client's proxies, and a copy of any written response.

Mr. Kahn may rely on proxy statements, annual reports and proposals filed on the SEC EDGAR system instead of keeping his own copies.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, upon request, by calling (310) 268-2606, and on our website at HTTP://WWW.GKMADVISERS.COM. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.

================================================================================





                              GKM [GRAPHIC OMITTED]
                                      GKM FUNDS




                                GKM GROWTH FUND







                                 ANNUAL REPORT
                                 JULY 31, 2006




================================================================================

GKM GROWTH FUND
================================================================================

                                                                  September 2006

Dear Shareholders:

As we close our fourth full fiscal year, I would like to thank you for joining us as shareholders of the GKM Growth Fund (the "Fund"). All of us at GKM Advisers continue to share a common goal - helping our clients realize their financial objectives through the long-term compounding of capital.

GKM GROWTH FUND PERFORMANCE AND SUMMARY
---------------------------------------

For the fiscal year ended July 31, 2006, the GKM Growth Fund gained .87% versus the 5.38% advance for the Standard & Poor's 500 Index (the "S&P 500 Index"). For the three years ending July 31, 2006, the Fund achieved an average annual return of 9.1% versus the S&P 500 Index average annual return of 10.8%. Dating back to the inception of the Fund on December 28, 2001, the Fund has grown an average annual return of 5.3% versus 3.9% for the S&P 500 Index. We look forward to the completion of our fifth calendar year this December.

For the fiscal year ended July 31, 2006, the S&P 500 Index gained 5.38%, which included the strong performance of the Energy sector, which was up 21.7% for the year. This is the third consecutive year that the top-performing sector of the equity market has been Energy. As we stated last year, commodity-type stocks tend to go up and down, sometimes in quite volatile fashion, while not typically being within what we consider the most attractive growth areas over the long haul. Other non-traditional growth sectors, Financials and Telecommunications, round out the top three performing sectors for 2006. While the sectors noted above have outperformed, the Fund's limited exposure to these sectors has negatively impacted performance relative to the S&P 500 Index.

Our goal remains to find and own superior companies within the areas of the economy we believe will show continuous and robust growth over many years. Our largest sector concentrations currently are Information Technology (41%), Health Care (23%), Industrials (13%) and Consumer Discretionary (13%). The Fund's best performing sector relative to the index was also our largest sector concentration, Information Technology. The Information Technology component of the Fund was up 5.2% vs. -9.5% for the Information Technology sector of the S&P 500 Index.

The Fund's superior performance relative to the S&P 500 Index from the Fund's inception (December 28, 2001 through July 31, 2006) has been accomplished in the face of formidable headwinds. First, value stocks have significantly outperformed growth stocks since the bursting of the stock market bubble in 2000. Sectors not typically considered to be growth sectors, such as Utilities and Energy, have had a spectacular three-year cyclical run. Also, small- and mid- capitalization company stocks have outdistanced large-capitalization stocks during the life of the Fund. The Russell 2000 small-stock index more than doubled during the current bull market, hitting repeated record highs, while the Dow Jones Industrial Average rose roughly half as much and never hit a record.

Now, the tables may be turning. After an extended run for value stocks, we have noted a significant rally in growth stocks. While the GKM Growth Fund does invest in small- and mid- capitalization companies and we do hold value stocks, predominantly, we invest in larger capitalization growth companies.

In our opinion, discipline is required to obtain common stock returns, and our consistently low annual turnover demonstrates our commitment to this discipline. For the fiscal year ended July 31, 2006, the turnover ratio for the Fund was 12%, which means we're holding our investments on average in excess of eight years. We believe capital gains tax to be a self imposed tax and by minimizing turnover, we maximize after- tax return. We have not distributed a capital gain during the latest fiscal year of the Fund nor have we over the life of the Fund.

Our investment policy dictates that we pay attention to the management of risk. Risk is defined simply as the loss of capital. We endeavor to manage this risk by investing in what we consider superior companies with profitable operating histories and managements focused towards building and maintaining defendable franchises with ample cash flows and sound balance sheets. We manage sector risk by diversifying among growing sectors of the economy. We further manage risk by diversifying among large, mid- and small-capitalized companies. Finally, we mitigate specific stock risk through the number of companies held in the portfolio. As of July 31, 2006, we were invested in 74 companies with the top ten holdings representing 27% of the capital invested with our largest holding representing less than 4% of the Fund.

MARKET AND ECONOMIC OUTLOOK
---------------------------

The housing market has experienced an extraordinary rise during the last few years as a result of very favorable interest rates. Many compare this rise to the stock market rise precedent to its sharp decline in beginning in 2000. While we certainly believe there is room for a correction in real estate valuations, the last bear market for real estate occurred when the economy was experiencing the worst recession since the Great Depression. Mortgage interest rates were in the high teens then and unemployment exceeded 10%. Inflation was approximately four times today's current low rates and Gross Domestic Product ("GDP") growth averaged less than 1% a year. Current numbers are head-and-shoulders better, and we would need a precipitous fall in real estate to cause a major disruption in the equity markets.

Earnings drive the appreciation of equity markets and the largest single determinant for corporate earnings growth is growth of our overall economy or GDP growth. GDP growth has been impressive thanks in large part to the combined effects of massive fiscal and monetary policy stimulus. As a result, the S&P 500 Index hit 17 consecutive quarters of double-digit earnings growth through the second quarter of 2006, and a lot of that money fell to the bottom line as companies continued to cut costs and otherwise improve their profitability. Cash, strong balance sheets and ample repurchases are the result of this multiyear profit bonanza.

While earnings remained well above average, many analysts were predicting the collapse of earnings and profit margins. So far they've been wrong. Although the rising cost of raw materials has put downward pressure on margins, labor (the biggest cost for most companies) has remained remarkably tame. As the job market gets tighter and workers start demanding higher compensation, this could change and some leverage may swing back to labor. However, globalization is clearly a strong counterbalance. It was not too long ago "the market" was concerned about deflation.

Pretax profits for U.S. companies are currently running in excess of 12% of gross domestic product, the highest level in 40 years, while equity returns for investors have been lackluster over the past five years. Since December 2001, operating earnings for the stocks in the S&P 500 Index have soared in excess of 100% while the S&P 500 Index rose a total of 15%. Due to investor neglect of large-capitalization stocks in the face of rising earnings, the average price-to-earnings ratio of S&P 500 Index stocks has fallen almost in half since 2001. The current price to earnings multiple (P/E) is well below the average since 1988 and is the lowest P/E multiple in more than 10 years.

Representative of this multiple compression is the medical device maker Medtronic, a position we've held in the Fund since the first quarter of 2002. Medtronic is one of just nine companies in the Fortune 500 to have grown sales and earnings at more than 15% annually during the last five years. Cumulatively, over this period, sales and earnings are up over 110% while the stock price has advanced just 6%. Safe to say we've witnessed a rally in value for the equity holders of Medtronic.

With portfolio managers driven more than ever by quarterly performance, speculation has become the order of the day. Stocks have been relatively boring, pushing investors to reach for risk by speculating in emerging markets, commodities and real estate. Of late, the tide has shifted. As the era of cheap borrowing ends and the economic climate grows more conservative, we believe higher quality investments will fare better in a slower economy. We remain confident in the strength of capitalism, our economy, and common stocks remaining the asset class of choice for the long-term growth of capital.

We welcome the opportunity to speak with you, our shareholders, should you have any questions or comments regarding the GKM Growth Fund. Please feel free to contact us via our web site at www.gkmadvisers.com or give us a call at (888) 456-9518.

Sincerely,


Timothy J. Wahl, CPA
President and Co-Portfolio Manager
GKM Advisers, LLC

GKM GROWTH FUND
PERFORMANCE INFORMATION
JULY 31, 2006 (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                     GKM GROWTH FUND AND THE S&P 500 INDEX

                               [GRAPHIC OMITTED]


                 GKM Growth Fund                  S&P 500 Index
                 ---------------                  -------------

            12/28/2001     $ 10,000          12/28/2001   $ 10,000
             1/31/2002        9,800           1/31/2002      9,744
             4/30/2002        9,700           4/30/2002      9,315
             7/31/2002        8,560           7/31/2002      7,918
            10/31/2002        8,620          10/31/2002      7,729
             1/31/2003        8,510           1/31/2003      7,501
             4/30/2003        9,130           4/30/2003      8,075
             7/31/2003        9,780           7/31/2003      8,761
            10/31/2003       10,700          10/31/2003      9,337
             1/31/2004       11,350           1/31/2004     10,095
             4/30/2004       11,100           4/30/2004      9,922
             7/31/2004       11,030           7/31/2004      9,915
            10/31/2004       11,650          10/31/2004     10,216
             1/31/2005       12,210           1/31/2005     10,723
             4/30/2005       11,600           4/30/2005     10,551
             7/31/2005       12,580           7/31/2005     11,308
            10/31/2005       12,250          10/31/2005     11,107
             1/31/2006       13,380           1/31/2006     11,836
             4/30/2006       13,660           4/30/2006     12,177
             7/31/2006       12,690           7/31/2006     11,915


Past performance is not predictive of future performance.

           ==========================================================
                          AVERAGE ANNUAL TOTAL RETURNS*
                        (FOR PERIODS ENDED JULY 31, 2006)

                                         1 Year   Since Inception**
                                         ------   -----------------
             GKM Growth Fund              0.87%        5.33%
             S&P 500                      5.38%        3.89%
           ==========================================================

* The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**   Initial public offering of shares was December 28, 2001.

Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-888-456-9518.

GKM GROWTH FUND
PORTFOLIO INFORMATION
JULY 31, 2006 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE S&P 500 INDEX (% OF TOTAL INVESTMENTS)

                               [GRAPHIC OMITTED]

                                         GKM GROWTH          S&P 500
                                             FUND             INDEX
                                     -----------------------------------
Energy                                       0.0%             10.7%
Materials                                    6.2%              2.9%
Industrials                                 12.0%             10.9%
Consumer Discretionary                      12.9%              9.8%
Consumer Staples                             2.7%              9.7%
Health Care                                 23.2%             12.9%
Financials                                   2.7%             21.9%
Information Technology                      37.2%             14.2%
Telecommunication Services                   3.1%              3.5%
Utilities                                    0.0%              3.5%


TOP 10 HOLDINGS
                                                      % of
       SECURITY DESCRIPTION                        NET ASSETS
       ---------------------------------------    ------------
       Eli Lilly and Company                          3.8%
       Google, Inc.                                   3.6%
       Medtronic, Inc.                                2.7%
       Garmin, Ltd.                                   2.6%
       Intuit, Inc.                                   2.6%
       Microsoft Corporation                          2.5%
       Scotts Miracle-Gro Company (The) - Class A     2.4%
       Trimble Navigation Ltd.                        2.3%
       Oracle Corporation                             2.3%
       Manpower, Inc.                                 2.0%

GKM FUNDS
GKM GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2006
================================================================================
ASSETS
Investments in securities:
  At acquisition cost ..........................................  $  31,251,529
                                                                  =============

  At value (Note 1) ............................................  $  38,744,736
 Dividends receivable ..........................................         13,232
 Receivable for capital shares sold ............................          2,560
 Other assets ..................................................            249
                                                                  -------------
      Total Assets .............................................     38,760,777
                                                                  -------------

LIABILITIES
  Bank overdraft ...............................................         24,574
  Payable for capital shares redeemed ..........................         10,144
  Accrued investment advisory fees (Note 3) ....................         36,471
  Accrued trustees' fees .......................................          2,250
                                                                  -------------
      Total Liabilities ........................................         73,439
                                                                  -------------

NET ASSETS .....................................................  $  38,687,338
                                                                  =============


Net assets consist of:
  Paid-in capital ..............................................  $  31,691,399
  Accumulated net realized losses from security transactions ...       (497,268)
  Net unrealized appreciation on investments ...................      7,493,207
                                                                  -------------
Net assets .....................................................  $  38,687,338
                                                                  =============


Shares of beneficial interest outstanding (unlimited number of
  shares authorized, no par value) .............................      3,049,319
                                                                  =============


Net asset value, redemption price and offering price
 per share (Note 1) ............................................  $       12.69
                                                                  =============


See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2006
================================================================================
INVESTMENT INCOME
  Dividends (Net of foreign tax of $7,081) .....................  $     356,892
                                                                  -------------

EXPENSES
  Investment advisory fees (Note 3) ............................        533,265
  Trustees' fees ...............................................          3,500
                                                                  -------------
      TOTAL EXPENSES ...........................................        536,765
                                                                  -------------

NET INVESTMENT LOSS ............................................       (179,873)
                                                                  -------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains from security transactions ................        462,189
  Net change in unrealized appreciation/depreciation
   on investments ..............................................       ( 29,502)
                                                                  -------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...............        432,687
                                                                  -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....................  $     252,814
                                                                  =============


See accompanying notes to financial statements.


GKM FUNDS
GKM GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================
                                                              YEAR             YEAR
                                                              ENDED            ENDED
                                                          JULY 31, 2006    JULY 31, 2005
----------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment loss ..................................   $ ( 179,873)      $ ( 81,577)
 Net realized gains (losses) from security transactions       462,189         (498,312)
 Net change in unrealized appreciation/
  depreciation on investments .........................       (29,502)       4,179,319
                                                          ------------     ------------
Net increase in net assets resulting from operations ..       252,814        3,599,430
                                                          ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ............................     7,425,100       11,738,195
 Payments for shares redeemed .........................    (4,798,480)      (2,181,964)
                                                          ------------     ------------
Net increase in net assets from
  capital share transactions ..........................     2,626,620        9,556,231
                                                          ------------     ------------

TOTAL INCREASE IN NET ASSETS ..........................     2,879,434       13,155,661

NET ASSETS
 Beginning of year ....................................    35,807,904       22,652,243
                                                          ------------     ------------
 End of year ..........................................  $ 38,687,338     $ 35,807,904
                                                         ============     ============

CAPITAL SHARE ACTIVITY
 Sold .................................................       569,986          976,173
 Redeemed .............................................      (366,620)        (183,095)
                                                          ------------     ------------
 Net increase in shares outstanding ...................       203,366          793,078
 Shares outstanding, beginning of year ................     2,845,953        2,052,875
                                                          ------------     ------------
 Shares outstanding, end of year ......................     3,049,319        2,845,953
                                                         ============     ============


See accompanying notes to financial statements.


GKM FUNDS
GKM GROWTH FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
Per Share Data and Ratios for a Share Outstanding Throughout Each Period
=======================================================================================================================
                                                    YEAR           YEAR            YEAR          YEAR         PERIOD
                                                    ENDED          ENDED           ENDED         ENDED        ENDED
                                                   JULY 31,       JULY 31,        JULY 31,      JULY 31,      JULY 31,
                                                     2006          2005            2004          2003         2002(a)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $   12.58       $   11.03       $   9.78       $   8.56     $   10.00
                                                ---------       ---------       --------       --------      ---------
Income (loss) from investment operations:
 Net investment loss ......................         (0.06)          (0.03)         (0.05)         (0.04)        (0.01)
 Net realized and unrealized gains
   (losses) on investments ................          0.17            1.58           1.30           1.26         (1.43)
                                                ---------       ---------       --------       --------      ---------
 Total from investment operations .........          0.11            1.55           1.25           1.22         (1.44)
                                                ---------       ---------       --------       --------      ---------
Net asset value at end of period ..........     $   12.69       $   12.58       $  11.03       $   9.78     $    8.56
                                                =========       =========       ========       ========     ==========

Total return ..............................          0.87%          14.05%         12.78%         14.25%    ( 14.40%)(b)
                                                =========       =========       ========       ========     ==========

Net assets at end of period ...............  $ 38,687,338    $ 35,807,904   $ 22,652,243   $ 13,954,694   $ 7,240,624
                                             ============    ============   === ========    ===========   ============

Ratio of expenses to average net assets ...          1.41%           1.41%          1.42%          1.43%        1.46%(c)

Ratio of net investment loss to
 average net assets .......................         (0.47%)         (0.28%)        (0.56%)        (0.49%)    ( 0.72%)(c)

Portfolio turnover rate ...................            12%             11%             8%             5%           1%(c)

(a) Represents the period from the commencement of operations (December 28, 2001) through July 31, 2002.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
PORTFOLIO OF INVESTMENTS
JULY 31, 2006
================================================================================
    SHARES    COMMON STOCKS -- 100.1%                                VALUE
--------------------------------------------------------------------------------
              AIR FREIGHT AND COURIERS -- 2.4%
     5,300    FedEx Corporation ................................  $  554,963
     5,700    United Parcel Service, Inc. - Class B ............     392,787
                                                                  ----------
                                                                     947,750
                                                                  ----------
              BIOTECHNOLOGY -- 6.3%
     5,300    Amgen, Inc.* .....................................     369,622
    11,400    Covance, Inc.* ...................................     726,864
     9,500    Dionex Corporation* ..............................     525,825
     4,900    Genentech, Inc.* .................................     396,018
     6,000    Genzyme Corporation* .............................     409,680
                                                                  ----------
                                                                   2,428,009
                                                                  ----------
              CHEMICALS -- 4.9%
    12,700    Ecolab, Inc. .....................................     546,989
    23,600    Scotts Miracle-Gro Company (The) - Class A .......     925,828
     6,300    Sigma-Aldrich Corporation ........................     437,850
                                                                  ----------
                                                                   1,910,667
                                                                  ----------
              COMMERCIAL SERVICES AND SUPPLIES -- 4.5%
    12,700    Manpower, Inc. ...................................     755,396
    11,700    Pitney Bowes, Inc. ...............................     483,444
    14,700    Waste Management, Inc. ...........................     505,386
                                                                  ----------
                                                                   1,744,226
                                                                  ----------
              COMMUNICATIONS EQUIPMENT -- 2.8%
    21,100    Corning, Inc.* ...................................     402,377
    13,700    QUALCOMM, Inc. ...................................     483,062
    19,500    Tellabs, Inc.* ...................................     183,300
                                                                  ----------
                                                                   1,068,739
                                                                  ----------
              COMPUTERS AND PERIPHERALS -- 4.3%
    30,000    EMC Corporation* .................................     304,500
    12,000    Hewlett-Packard Company ..........................     382,920
    11,600    Intergraph Corporation* ..........................     412,148
     7,400    International Business Machines Corporation ......     572,834
                                                                  ----------
                                                                   1,672,402
                                                                  ----------
              DIVERSIFIED FINANCIALS -- 2.7%
     5,300    Bear Stearns Companies, Inc. (The) ...............     751,911
     4,400    Lehman Brothers Holdings, Inc. ...................     285,780
                                                                  ----------
                                                                   1,037,691
                                                                  ----------
              DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 1.9%
    37,200    Nokia Corporation - ADR ..........................     738,420
                                                                  ----------

GKM FUNDS
GKM GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2006
================================================================================
    SHARES    COMMON STOCKS -- 100.1%                                VALUE
--------------------------------------------------------------------------------
              ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 8.1%
    13,600    Agilent Technologies, Inc.* ......................  $  386,784
    40,000    Flextronics International Ltd.* ..................     453,600
    10,400    Garmin Ltd. ......................................     987,896
    24,800    LoJack Corporation* ..............................     392,088
    18,900    Trimble Navigation Ltd.* .........................     907,767
                                                                  ----------
                                                                   3,128,135
                                                                  ----------
              FOOD AND DRUG RETAILING -- 1.7%
    10,500    Sysco Corporation ................................     289,800
     6,400    Whole Foods Market, Inc. .........................     368,064
                                                                  ----------
                                                                     657,864
                                                                  ----------
              HEALTH CARE EQUIPMENT AND SUPPLIES -- 6.4%
    11,000    Baxter International, Inc. .......................     462,000
    12,700    Henry Schein, Inc.* ..............................     602,107
    21,000    Medtronic, Inc. ..................................   1,060,920
     7,500    Stryker Corporation ..............................     341,325
                                                                  ----------
                                                                   2,466,352
                                                                  ----------
              HEALTH CARE PROVIDERS AND SERVICES -- 1.1%
     8,800    UnitedHealth Group, Inc. .........................     420,904
                                                                  ----------

              HOTELS, RESTAURANTS AND LEISURE -- 1.8%
     8,000    Boyd Gaming Corporation ..........................     268,320
     7,200    Harrah's Entertainment, Inc. .....................     432,792
                                                                  ----------
                                                                     701,112
                                                                  ----------
              INDUSTRIAL CONGLOMERATES -- 2.2%
     7,300    3M Company .......................................     513,920
    10,800    General Electric Company .........................     353,052
                                                                  ----------
                                                                     866,972
                                                                  ----------
              INFORMATION TECHNOLOGY CONSULTING
              AND SERVICES -- 2.6%
    17,900    Accenture Ltd. - Class A .........................     523,754
     9,500    Affiliated Computer Services, Inc. - Class A* ....     483,835
                                                                  ----------
                                                                   1,007,589
                                                                  ----------
              INTERNET SOFTWARE AND SERVICES -- 5.2%
    26,000    Cisco Systems, Inc.* .............................     464,100
     3,600    Google, Inc. - Class A* ..........................   1,391,760
    10,000    RADVISION, Ltd.* .................................     146,000
                                                                  ----------
                                                                   2,001,860
                                                                  ----------
              MACHINERY -- 1.7%
     2,600    Caterpillar, Inc. ................................     184,262
    18,100    Pall Corporation .................................     472,048
                                                                  ----------
                                                                     656,310
                                                                  ----------

GKM FUNDS
GKM GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2006
================================================================================
    SHARES    COMMON STOCKS -- 100.1%                                 VALUE
--------------------------------------------------------------------------------
              MEDIA -- 6.9%
    13,500    Comcast Corporation - Class A* ...................  $  464,130
     8,600    Harman International Industries, Inc. ............     689,720
    10,300    McGraw-Hill Companies, Inc. (The) ................     579,890
    10,500    Meredith Corporation .............................     495,915
    15,000    Walt Disney Company (The) ........................     445,350
                                                                  ----------
                                                                   2,675,005
                                                                  ----------
              METALS AND MINING -- 1.2%
     9,000    Nucor Corporation ................................     478,530
                                                                  ----------

              PERSONAL PRODUCTS -- 1.0%
     8,200    Alberto-Culver Company ...........................     399,668
                                                                  ----------

              PHARMACEUTICALS -- 9.5%
    14,000    Abbott Laboratories ..............................     668,780
    27,400    deCODE genetics, Inc.* ...........................     131,794
    26,000    Eli Lilly and Company ............................   1,476,020
    13,000    Novartis AG - ADR ................................     730,860
    10,000    Pfizer, Inc. .....................................     259,900
    12,600    Teva Pharmaceutical Industries Ltd. - ADR ........     416,808
                                                                  ----------
                                                                   3,684,162
                                                                  ----------
              SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 2.6%
    33,000    Applied Materials, Inc. ..........................     519,420
    13,700    Intel Corporation ................................     246,600
     7,400    Texas Instruments, Inc. ..........................     220,372
                                                                  ----------
                                                                     986,392
                                                                  ----------
              SOFTWARE -- 11.7%
    19,000    Adobe Systems, Inc. ..............................     541,690
    21,200    Citrix Systems, Inc.* ............................     673,524
    32,000    Intuit, Inc.* ....................................     987,840
    40,000    Microsoft Corporation ............................     961,200
    60,000    Oracle Corporation* ..............................     898,200
    10,500    SAP AG - Sponsored ADR ...........................     479,115
                                                                  ----------
                                                                   4,541,569
                                                                  ----------
              SPECIALTY RETAIL -- 3.4%
    13,700    Bed Bath & Beyond, Inc.* .........................     458,676
    17,250    Men's Wearhouse, Inc. (The) ......................     536,647
    13,700    PETsMART, Inc. ...................................     322,772
                                                                  ----------
                                                                   1,318,095
                                                                  ----------
              TEXTILES AND APPAREL -- 0.8%
     3,700    Nike, Inc. - Class B .............................     292,300
                                                                  ----------

GKM FUNDS
GKM GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2006
================================================================================
    SHARES    COMMON STOCKS -- 100.1%                                 VALUE
--------------------------------------------------------------------------------
              TRADING COMPANIES AND DISTRIBUTORS -- 1.2%
     7,300    Grainger (W.W.), Inc. ............................ $   453,257
                                                                  ----------

              WIRELESS TELECOMMUNICATIONS SERVICES -- 1.2%
    12,700    Amdocs Ltd.* .....................................     460,756
                                                                  ----------

              TOTAL COMMON STOCKS -- 100.1% (Cost $31,251,529) .$ 38,744,736

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%) ..    ( 57,398)
                                                                  ----------

              NET ASSETS -- 100.0% .............................$ 38,687,338
                                                                ============


* Non-income producing security

ADR - American Depositary Receipt

See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2006
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The GKM Growth Fund (the "Fund") is a diversified series of The GKM Funds (the "Trust"), an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001. On December 14, 2001, 10,000 shares of the Fund were issued for cash, at $10.00 per share, to three individuals affiliated with GKM Advisers, LLC (the "Adviser"), the investment adviser to the Fund. The public offering of shares of the Fund commenced on December 28, 2001. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The investment objective of the Fund is long-term capital appreciation.

SECURITIES VALUATION - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

SHARE VALUATION - The net asset value of the Fund's shares is calculated at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business. The net asset value is calculated by dividing the value of the Fund's total assets, minus liabilities, by the total number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no distributions during the years ended July 31, 2006 and July 31, 2005.

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provisions for income taxes have been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of July 31, 2006:
--------------------------------------------------------------------------------
Cost of portfolio investments .................................. $ 31,251,529
                                                                 ============
Gross unrealized appreciation .................................. $  8,848,985
Gross unrealized depreciation ..................................   (1,355,778)
                                                                 ------------
Net unrealized appreciation .................................... $  7,493,207
Capital loss carryforwards .....................................     (497,268)
                                                                 ------------
Total distributable earnings ................................... $  6,995,939
                                                                 ============
--------------------------------------------------------------------------------
As of July 31, 2006, the Fund had capital loss carryforwards of $497,268, of which $2,590 expires July 31, 2011, $341,864 expires July 31, 2012, $147,967 expires July 31, 2013 and $4,847 expires July 31, 2014. These capital loss carryforwards may be utilized in the current and future years to offset net
realized   capital  gains,  if  any,  prior  to   distributing   such  gains  to
shareholders.

During the year ended July 31, 2006, the Fund reclassified net investment losses of $179,873 against paid-in-capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no affect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

During the year ended July 31, 2006, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $7,136,882 and $4,661,051 respectively.

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3. TRANSACTIONS WITH AFFILIATES

A Trustee and certain officers of the Trust are affiliated with the Adviser or with Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent.

Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser serves as the investment adviser to the Fund. For its services, the Fund pays the Adviser an investment management fee at the annual rate of 1.40% of the Fund's average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested Trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

The Trust has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), pursuant to which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The fees payable to the Distributor are paid by the Adviser (not the Fund).

During the year ended July 31, 2006, the Trust paid commissions of $5,565 to Samuels Chase & Co., Inc., a broker-dealer affiliated with the Adviser, to execute portfolio transactions.

4. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

5. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
================================================================================
To the Shareholders and Board of Trustees
The GKM Funds
Los Angeles, California

We have audited the accompanying statement of assets and liabilities of GKM Growth Fund (a series of shares of The GKM Funds), including the portfolio of investments, as of July 31, 2006, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended July 31, 2004 and for the period December 28, 2001 through July 31, 2002 have been audited by other auditors, whose report dated August 27, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GKM Growth Fund as of July 31, 2006, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                         /s/ Briggs, Bunting & Dougherty, LLP
Philadelphia, Pennsylvania
September 19, 2006

GKM FUNDS
GKM GROWTH FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you will incur ongoing costs, consisting of management fees and trustees fees and expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2006 - July 31, 2006).

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return before expenses. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

GKM FUNDS
GKM GROWTH FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
                                  BEGINNING          ENDING
                                ACCOUNT VALUE    ACCOUNT VALUE    EXPENSES PAID
                               FEBRUARY 1, 2006  JULY 31, 2006    DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return ..... $ 1,000.00        $ 948.40         $  6.81
Based on Hypothetical 5% Return
  (before expenses) ............. $ 1,000.00      $ 1,017.80         $  7.05
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.41% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).



OTHER INFORMATION (UNAUDITED)
================================================================================
The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-888-GKM-9518. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-GKM-9518, or on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-GKM-9518, or on the Securities and Exchange Commission's website at http://www.sec.gov.

GKM FUNDS
GKM GROWTH FUND
INFORMATION REGARDING TRUSTEES AND OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term.

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

=====================================================================================================
NAME, AGE AND ADDRESS                     POSITION(S) HELD WITH TRUST         LENGTH OF TIME SERVED
=====================================================================================================
Darrin F. DelConte                                   Trustee                   Since December 2001
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1966
=====================================================================================================
PRINCIPAL OCCUPATIONS                     NUMBER OF PORTFOLIOS IN FUND        OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       COMPLEX OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
=====================================================================================================
Darrin F. DelConte is Executive Vice                    1                            None
President of Pacific Marine Maintenance
Co. (a marine maintenance company).
=====================================================================================================

=====================================================================================================
NAME, AGE AND ADDRESS                     POSITION(S) HELD WITH TRUST         LENGTH OF TIME SERVED
=====================================================================================================
Nicholas G. Tonsich                                  Trustee                   Since December 2001
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1961
=====================================================================================================
PRINCIPAL OCCUPATIONS                    NUMBER OF PORTFOLIOS IN FUND          OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                      COMPLEX OVERSEEN BY TRUSTEE             HELD BY TRUSTEE
=====================================================================================================
Nicholas G. Tonsich is a partner in                     1                            None
Glaser, Tonsich and Brajevich LLP
(a law firm).
=====================================================================================================

=====================================================================================================
NAME, AGE AND ADDRESS                     POSITION(S) HELD WITH TRUST          LENGTH OF TIME SERVED
=====================================================================================================
Brian D. Horner                                      Trustee                     Since January 2005
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1961
=====================================================================================================
PRINCIPAL OCCUPATIONS                     NUMBER OF PORTFOLIOS IN FUND          OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                        COMPLEX OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
=====================================================================================================
Brian D. Horner is Chairman of                          1                            None
Venture West Funding, Inc.
(a mortgage brokerage firm).
=====================================================================================================


                                                                                                  20

GKM FUNDS
GKM GROWTH FUND
INFORMATION REGARDING TRUSTEES AND OFFICERS
(UNAUDITED) (CONTINUED)
=====================================================================================================
The  following  table  provides  information  regarding  each  Trustee who is an "interested  person"
of the Trust,  as defined in the Investment  Company Act of 1940, and each executive officer of the
Trust.
=====================================================================================================
NAME, AGE AND ADDRESS                     POSITION(S) HELD WITH TRUST         LENGTH OF TIME SERVED
=====================================================================================================
Timothy J. Wahl1                             President and Trustee              Since October 2001
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1965
=====================================================================================================
PRINCIPAL OCCUPATIONS                     NUMBER OF PORTFOLIOS IN FUND        OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       COMPLEX OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
=====================================================================================================
Timothy J. Wahl is President, Director                  1                              None
and Investment Committee Member of
GKM Advisers, LLC.  From January 2000
to July 2003, President and Investment
Committee Member of GKM Advisors, Inc.
=====================================================================================================

=====================================================================================================
NAME, AGE AND ADDRESS                     POSITION(S) HELD WITH TRUST         LENGTH OF TIME SERVED
=====================================================================================================
David L. Kahn                              Chief Compliance Officer            Since September 2004
11150 Santa Monica Blvd., Suite 850              Secretary                     Since October 2001
Los Angeles, CA  90025
Year of Birth:  1957
=====================================================================================================
                                                                                OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                         HELD BY TRUSTEE
=====================================================================================================
David L. Kahn is Operations Manager of GKM Advisers, LLC.                               N/A
From January 2000 to July 2003, Branch Manager with Gerard Klauer
Mattison & Co., Inc. (broker-dealer).
=====================================================================================================

=====================================================================================================
NAME, AGE AND ADDRESS                      POSITION(S) HELD WITH TRUST        LENGTH OF TIME SERVED
=====================================================================================================
Robert G. Dorsey                                  Vice President               Since December 2001
225 Pictoria Drive, Suite 450
Cincinnati, OH  45246
Year of Birth:  1957
=====================================================================================================
                                                                                OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                         HELD BY TRUSTEE
=====================================================================================================
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC                  N/A
and Ultimus Fund Distributors, LLC.
=====================================================================================================

=====================================================================================================
NAME, AGE AND ADDRESS                      POSITION(S) HELD WITH TRUST        LENGTH OF TIME SERVED
=====================================================================================================
Mark J. Seger                                       Treasurer                  Since December 2001
225 Pictoria Drive, Suite 450
Cincinnati, OH  45246
Year of Birth:  1962
=====================================================================================================
                                                                                OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                         HELD BY TRUSTEE
=====================================================================================================
Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC                     N/A
and Ultimus Fund Distributors, LLC.
=====================================================================================================

1 Mr. Wahl is an "interested person" of the Trust because he is an officer of the Trust and of the Adviser.

Additional information about members of the Board of Trustees and the executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-GKM-9518.

GKM FUNDS
GKM GROWTH FUND
CHANGE IN INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (UNAUDITED)
================================================================================
On March 24, 2005, Tait, Weller & Baker resigned as independent registered public accounting firm of the Trust, and Briggs, Bunting & Dougherty, LLP was selected as the Trust's new independent registered public accounting firm. The Trust's selection of Briggs, Bunting & Dougherty, LLP as its independent registered public accounting firm was approved by the Trust's audit committee and by the Trust's Board of Trustees.

Tait, Weller & Baker's reports on the Fund's financial statements for the fiscal years ended July 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of Tait, Weller & Baker's resignation, there were no disagreements between the Trust and Tait, Weller & Baker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

================================================================================

                              GKM FUNDS

                              INVESTMENT ADVISER
                              GKM Advisers, LLC
                              11150 Santa Monica Boulevard
                              Suite 850
                              Los Angeles, California 90025

                              ADMINISTRATOR
                              Ultimus Fund Solutions, LLC
                              225 Pictoria Drive
                              Suite 450
                              Cincinnati, Ohio 45246
                              1.888.GKM.9518

                              CUSTODIAN
                              US Bank, N.A.
                              425 Walnut Street
                              Cincinnati, Ohio 45202

                              BOARD OF TRUSTEES
                              Darrin F. DelConte
                              Brian D. Horner
                              Nicholas G. Tonsich
                              Timothy J. Wahl

                              OFFICERS
                              Timothy J. Wahl, President
                              Robert G. Dorsey, Vice President
                              David L. Kahn, CCO and Secretary
                              Mark J. Seger, Treasurer


================================================================================